June 9, 2006

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION
                                 (Rule 14a-101)

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities and Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]     Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[X]     Soliciting Material Pursuant to Section 240.14a-12

                              KeySpan Corporation
                              -------------------
                (Name of Registrant as Specified in Its Charter)

                                     (N/A)
                                     -----
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
     N/A______________________________________________________________
(2)  Aggregate number of securities to which transaction applies:
     N/A______________________________________________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     N/A______________________________________________________________
(4)  Proposed maximum aggregate value of transaction:
     N/A______________________________________________________________
(5)  Total fee paid:
     N/A______________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing registration statement number, or the Form or Schedule and date of its filing.

(1)  Amount Previously Paid:
     N/A______________________________________________________________
(2)  Form, Schedule or Registration Statement No.:
     N/A______________________________________________________________
(3)  Filing Party:
     N/A______________________________________________________________
(4)  Date Filed:
     N/A______________________________________________________________





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



The following communication is being distributed to all KeySpan Corporation ("KeySpan") and National Grid employees and will be posted on their respective internal websites.

Integration Update

Volume I, Issue VIII                                            June 9, 2006



                      NATIONAL GRID AND KEYSPAN MAKE MERGER
                      ANTITRUST, FOREIGN INVESTMENT FILINGS

As a required next step in moving the merger transaction forward, National Grid and KeySpan filed information to the Antitrust Divisions of the Department of Justice and to the Federal Trade Commission yesterday to comply with the Hart-Scott-Rodino (HSR) Antitrust Improvement Act. The filings were made separately by each company.

Both companies also made voluntary notice to the Committee on Foreign Investment in the United States (CFIUS) that National Grid, a London-headquartered company, is acquiring a U.S. company.

The HSR act looks at proposed merger transactions for competition concerns. CFIUS is a government agency that reviews the national security implications of foreign acquisitions of U.S. companies or operations. For both the HSR and CFIUS filings, the federal agencies involved have 30 days to review the filings and either clear them or request a further review.




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4

Additional Information and Where to Find It
-------------------------------------------

KeySpan intends to file with the Securities and Exchange Commission (the "SEC") a definitive proxy statement and other relevant documents in connection with the proposed acquisition of KeySpan by National Grid. We filed a preliminary proxy statement with the SEC on April 28, 2006. Investors and security holders of KeySpan are advised to read the proxy statement and other relevant documents when they become available, as they will contain important information about the transaction. Investors and security holders may obtain a free copy of the proxy statement and other documents filed by KeySpan with the SEC, when they become available, at the SEC's web site at http:/www.sec.gov.

KeySpan and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its security holders in connection with the proposed acquisition. Information concerning the interests of KeySpan's participants in the solicitation is set forth in KeySpan's Annual Report on Form 10-K (filed with the SEC on February 28, 2006), Quarterly Report on Form 10-Q for the period ended March 31, 2006, KeySpan's preliminary proxy statement (filed with the SEC on April 28, 2006) and will be set forth in the definitive proxy statement relating to the acquisition when it becomes available.






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